Alger American SmallCap and MidCap Growth Portfolio

THE ALGER AMERICAN FUND

Class O Shares

A pooled funding vehicle for:
•  variable annuity contracts
•  variable life insurance policies
•  qualified pension plans
•  qualified retirement plans

PROSPECTUS

January 2, 2008

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Alger
American Fund

Class O Shares

PROSPECTUS

January 2, 2008

TABLE OF CONTENTS

2	Risk/Return Summary: Investments, Risks & Performance

2	Investments

	Alger American SmallCap and MidCap Growth Portfolio	2

3	Principal Risks

	Alger American SmallCap and MidCap Growth Portfolio	3

3	Performance

	Alger American SmallCap and MidCap Growth Portfolio	3

3	Fees and Expenses

3	Hypothetical Investment & Expense Information

3	Additional Information about the Portfolio's Investments

5	Management and Organization

7	Shareholder Information

	Distributor	7

	Transfer Agent	7

	Net Asset Value	7

	Dividends and Distributions	7

	Purchasing and Redeeming Shares	7

	Limitations on Excessive Trading	7

	Disclosure of Portfolio Holdings	8

	Other Information	8

9	Financial Highlights

Back Cover: For Information

Portfolio	Goal*	Principal Strategies	Principal Risks
Alger American SmallCap and MidCap Growth Portfolio	Long-term capital appreciation	• Invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small-cap and mid-cap U.S. companies
		• Invests primarily in growth stocks of companies characterized by high unit volume growth or positive life cycle change	• Market risk • Growth stock risk • Small-company risk • Manager risk • Unseasoned issuer risk • Leverage risk • Liquidity risk

*  The portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

Risk/Return Summary:

Investments, Risks & Performance

INVESTMENTS:
THE ALGER AMERICAN FUND

The investment goal and primary approach of the portfolio is discussed individually below. The Alger American SmallCap and MidCap Growth Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's manager, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The portfolio's portfolio managers may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, the portfolio may engage in active trading of portfolio securities. If the portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on an investment.

The portfolio may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

The portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

Alger American SmallCap and MidCap Growth Portfolio

INVESTMENT OBJECTIVE: The Alger American SmallCap and MidCap Growth Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of smallcap and midcap companies. The portfolio focuses on smallcap and midcap companies that the Manager believes demonstrate promising growth potential. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, or the Russell MidCap Growth Index or S&P MidCap 400 Index, respectively, as reported by the indexes as of the most recent quarter-end. As of the most recent rebalancing of the composition of companies in these indexes (June 30, 2007), the market capitalization of the companies in these indexes ranged from $65 million to $22.4 billion.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

In addition, the following risks apply:

•  the possibility of greater risk by investing in companies with small or medium market capitalizations rather than larger, more established issuers owing to such factors as more limited product lines or financial resources or lack of management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the portfolio's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

PERFORMANCE

As the portfolio is new, past performance information is not available for the portfolio as of the date of this Prospectus.

Fees and Expenses

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio. "Other Expenses" are based on estimated amounts for the current fiscal year. The fees and expenses information below does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Advisory Fees	Distribution and Servicing (12b-1) Fees	Other Expenses*	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursment**	Net Expenses
Alger American SmallCap and MidCap Growth Portfolio	.81%	None	.23%	1.04%	0.00%	1.04%

*  Other Expenses are based upon estimated amounts assuming net assets of $30 million.

**  The Manager has contractually agreed to waive its fee and/or reimburse portfolio expenses through December 31, 2008 to the extent necessary to limit the total annual fund operating expenses of the Class O shares of the portfolio to 1.25% of the portfolio's average daily net assets.

Example

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS
Alger American SmallCap and MidCap Growth Portfolio	$106	$331

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

HYPOTHETICAL INVESTMENT AND

EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of the portfolio's expenses, including investment advisory fees and other portfolio costs, on the portfolio's total return over a 10-year period. The example reflects the following:

•  You invest $10,000 in the portfolio and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likley to differ (higher or lower) from those shown below.

American SmallCap and MidCap Growth Class O	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%	1.04%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.96%	8.08%	12.36%	16.81%	21.43%	26.24%	31.24%	36.44%	41.84%	47.46%
End Investment Balance	$10,396	$10,808	$11,236	$11,681	$12,143	$12,624	$13,124	$13,644	$14,184	$14,746
Annual Expense	$106	$110	$115	$119	$124	$129	$134	$139	$145	$150

ADDITIONAL INFORMATION ABOUT THE

PORTFOLIO'S INVESTMENTS

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the portfolio's Statement of Additional Information (see back cover of this Prospectus).

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at June 30, 2007) $9.2 billion in mutual fund assets as well as $2.3 billion in other assets. The Manager makes investment decisions for the portfolio and continuously reviews its investment programs. These management responsibilities are subject to the supervision of the Board of Trustees of The Alger American Fund (the "Fund"). Alger American SmallCap and MidCap Growth Portfolio pays the Manager an advisory fee at the annual rate of 0.81% based on a percentage of the portfolio's average daily net assets.

A discussion of the Trustees' basis for the approval of the investment advisory agreement between the Fund, on behalf of the portfolio, and the Manger will be available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2007.

Portfolio Managers

Portfolio	Portfolio Manager(s)	Since
Alger American SmallCap and MidCap Growth Portfolio	Dan C. Chung and Jill Greenwald	Inception 1/2/08 Inception 1/2/08

Dan C. Chung, CFA, and Jill Greenwald, CFA, are responsible for the day-to-day management of portfolio investments for the portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chairman, Chief Executive Officer, Chief Investment Officer and portfolio manager.

•  Ms. Greenwald has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to the portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the portfolio; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the portfolio's investment portfolios and the publication of the net asset value of the portfolio's earnings reports and other financial data; monitoring relationships with organizations providing services to the portfolio, including the portfolio's custodian, transfer agent and printers; providing trading desk facilities for the portfolio; and supervising compliance by the portfolio with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). The portfolio pays the Manager an administrative fee at the annual rate of 0.04% based on a percentage of the portfolio's average daily net assets.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") issued an Order implementing settlements reached with the Manager and the Distributor. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Fund that the settlement has not adversely affected the operations of the Manager, the Distributor or their affiliates, or adversely affected their ability to continue to provide services to the Fund.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Fund (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving the Alger mutual fund cases-a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")-were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the Alger Mutual Fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

The portfolio generally values its assets on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the portfolio. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the portfolio's investments plus cash and other assets, subtracting the applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

The portfolio declares and pays dividends and distributions annually. The portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

Purchasing and Redeeming Shares

Because the portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the portfolio or its designated agent. All orders for purchase of shares are subject to acceptance by the portfolio or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

Limitations on Excessive Trading

The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the portfolio recognizes that in certain circumstances active in-and-out trading by portfolio shareholders, for whatever reason implemented (including the perception that securities of smallcap and midcap issuers may provide greater arbitrage opportunities because they are less liquid than securities of largecap issuers), may be attempted and may, if carried out on a large scale, impose burdens on the portfolio's portfolio manager(s), interfere with the efficient management of the portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The portfolio therefore discourages market timing, and to the extent possible monitors for market timing patterns in the portfolio.

The Board of Trustees has determined that the portfolio may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in the portfolio. While the portfolio might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the portfolio's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the portfolio's securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolio. Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolio's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolio) are acceptable.

The portfolio's full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the portfolio's fiscal quarter.

In addition, the portfolio makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the portfolio will communicate with these service providers to confirm that they understand the portfolio's policies and procedures regarding such disclosure. This agreement must be approved by the portfolio's Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

Other Information

The portfolio may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee that maintains a master or "omnibus" account with the portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in portfolio shares through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the portfolio, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of portfolio assets or 0.50% annually of portfolio sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the portfolio, expertise in distributing a particular class of shares of the portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the portfolio or the amount of proceeds received by the portfolio on the sale of shares.

If the portfolio determines that you have not provided a correct Social Security or other tax ID number on your account application, or the portfolio is not able to verify your identity as required by law, the portfolio may, at its discretion, redeem the account and distribute the proceeds to you.

The portfolio and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Suspend, change or withdraw all or any part of the offering made by this Prospectus.

FINANCIAL HIGHLIGHTS

As a new portfolio, financial highlights information is not available for the portfolio as of the date of this Prospectus.

NOTES:

FOR INFORMATION:

BY TELEPHONE:  (800) 992-3863

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the portfolio and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the portfolio's toll-free number, at the portfolio's website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the portfolio's investments is available in the portfolio's annual and semi-annual reports (when available) to shareholders. In the portfolio's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the portfolio's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the portfolio, by calling the portfolio's toll-free number, at the portfolio's website at http://www. alger.com or by writing to the address above.

Another way you can review and copy portfolio documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Portfolio documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the portfolio's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the portfolio by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The Alger American Fund
SEC File #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and the following Alger affiliates: Fred Alger Management, Inc., The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, The Spectra Funds and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

This policy statement is not part of the Prospectus.